SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-Jul-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On July 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-Jul-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-Jul-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:         July 15, 2002

DISTRIBUTION SUMMARY

Class   Face Value     Beg		  Prin		Rate		  Int
A-1     235258000.00   187980219.70   8948977.15     2.26000%       330427.45
A-2     543742000.00   519318195.03   5724919.27     2.22000%       896689.42
A-IO    233000000.00   233000000.00         0.00     6.50000%      1262083.33
M-1      66500000.00    66500000.00         0.00     2.94000%       152063.33
M-2      54625000.00    54625000.00         0.00     3.49000%       148276.53
B        49875000.00    49875000.00         0.00     4.49000%       174174.58
P             100.00         100.00         0.00                    204326.54
X               0.00    12197715.85         0.00     1.23630%       917436.04
R               0.00           0.00         0.00     0.00000%            0.00
BIO      31500000.00    31500000.00         0.00     6.00000%       157500.00
Total   950000000.00   878298414.73  14673796.42                   4085477.22

Class		Loss	Int Shortfall	End
A-1          N/A   0.00 	179031242.55
A-2          N/A   0.00 	513593275.76
A-IO         N/A   0.00 	233000000.00
M-1         0.00   0.00  	 66500000.00
M-2         0.00   0.00  	 54625000.00
B           0.00   0.00  	 49875000.00
P           0.00            	      100.00
X           0.00   0.00  	 14249901.99
R           0.00              	  0.00
BIO         0.00   0.00  	 31500000.00

AMOUNTS PER $1,000 UNIT
Class   Cusip	    Prin		Int		 Loss		    End
A-1    04541GCD2   38.03899187   1.40453226   0.00000000    760.99959429
A-2    04541GCE0   10.52874207   1.64910825   0.00000000    944.55325459
A-IO   04541GCF7    0.00000000   5.41666665   0.00000000   1000.00000000
M-1    04541GCG5    0.00000000   2.28666662   0.00000000   1000.00000000
M-2    04541GCH3    0.00000000   2.71444449   0.00000000   1000.00000000
B      04541GCJ9    0.00000000   3.49222216   0.00000000   1000.00000000
P      04541GCL4    0.00000000 2043265.4000   0.00000000   1000.00000000
X      04541GCK6    0.00000000   0.00000000   0.00000000      0.00000000
R      04541GCM2    0.00000000   0.00000000   0.00000000      0.00000000
BIO    04541GCN0    0.00000000   5.00000000   0.00000000   1000.00000000

Prin Distrib:
Begin Bal                                     890,496,230.86
     Sched Prin                                   594,417.79
     Prep                                      11,591,761.61
    Curt                                          260,691.15
     Net Liq Proceeds                              43,000.51
     Loan Purchase Prices                               0.00
     Tot Prin Remit                            12,489,871.06
     Pre-Funding Amt Distrib as Prin                    0.00
     Tot Prin Distrib                          12,489,871.06
     Net Real Losses                               44,369.50

End Bal                                       877,874,620.31
End Overcoll Amt                               14,249,901.99

Num of Liq Loans                                        1.00

Int Distrib:
Sched Int-Curr Per-Net of Serv Fee  	      6,324,732.37
Capitalized Int Acct W/D                     		  0.00
Less Relief Act Int Shortfall                           0.00
                                                6,324,732.37


Serv Fee                                          371,039.76

Advances                                        1,344,381.61

Agg P&I  Advances                               2,083,231.71

Mortg Loans Outstanding             Count               6369
                                    Balance   877,874,620.31



Bal of Subsequent loans                                 0.00

Remaining Amt in Pre Funding Acct                       0.00

WAM 									   345
WAC 								     9.02298%

Delinq Information   Fairbanks                   Long Beach
              Count          Balance       Count        Balance
30-59 	121		 19,094,815.47          47    3,770,371.59
60-89 	 25		  4,359,336.59           5      521,453.14
90+		  2   	    282,934.35           6      409,384.72
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosure
            Count          Balance
Fairbank           106    16,607,895.35


Long Beach          18     1,633,909.04

Bankruptcies
            Count          Balance
Fairbank           23         3,558,587
Long Beach         27         2,084,381

REOs
            Count          Balance
Fairbank             3          273,530
Long Beach           1           40,433

Int Shortfall								Releif Act
 		    Total		    Losses	      PPIS		Int Shortfall
A-1              0.00              0.00         0.00         0.00
A-2              0.00              0.00         0.00         0.00
A-IO             0.00              0.00         0.00         0.00
M-1              0.00              0.00         0.00         0.00
M-2              0.00              0.00         0.00         0.00
B                0.00              0.00         0.00         0.00
X                0.00              0.00         0.00         0.00
BIO              0.00              0.00         0.00         0.00

Amt of Prep Prem                 		         204,326.54

Real Losses incurred during the related Prep Per    44,369.50

Bankruptcy Losses                                        0.00

Cum Net Real Losses since Startup Day       	    44,369.50

Agg Amt of Prep Int Shortfalls           			   0.00

Agg Amt of Relief Act Int Shortfalls           		   0.00

Req Overcoll Amt                   			14,250,002.00

Credit Enhancement %		 			   21.102091%

Overcoll Inc Amt                			 2,052,185.86

Overcoll Reduction Amt                       		   0.00

Pamt from Yield Maint Agreement                     	   0.00

Amt on Deposit in Pre-Funding acct                       0.00

Net Monthly Excess Cash Flow                     2,969,621.90

Extra Ordinary Trust Fund Expenses                       0.00

Trigger Event Occurrence                                  NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA